SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                    May 16, 2003
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                             CEDAR INCOME FUND, ltd.
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             (Exact name of registrant as specified in its charter)

          Maryland                    0-14510                      42-1241468
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(State or other jurisdiction        (Commission                 (IRS Employer ID
      of incorporation)             File Number)                     Number)

44 South Bayles Avenue, Port Washington, New York                      11050
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number, including area code: (516) 767-6492
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(Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibit Number     Description

            99           Press release dated May 16, 2003.

Item 9. Regulation FD Disclosure

      On May 16, 2003, Cedar Income Fund, Ltd. issued a press release announcing its operating results for the quarter ended March 31, 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CEDAR INCOME FUND, LTD.

                                                     By: /s/ Leo S. Ullman
                                                         -----------------------
                                                         Name: Leo S. Ullman
                                                         Title: President

Dated:  May 16, 2003


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                                  EXHIBIT INDEX

Exhibit Number    Description                                               Page

      99          Press release dated May 16, 2003.                           4


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